Lehman Brothers                                  Wed, 24 Nov 2004, 13:42:01 EST
                                                             nstimola:SARM04-18

                             YIELD TABLE - BOND 5-A1

                    SARM 2004-18 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 11/30/04

                 ----------------------------------------------------
                            BOND SUMMARY - BOND 5-A1
                 ----------------------------------------------------

                 FIXED COUPON:    5.500          TYPE:      Fixed

                 ORIG BAL:        49,483,000

                 FACTOR:          1.0000000

                 FACTOR DATE:     11/25/04       NEXT PMT:  12/25/04

                 DELAY:           24             CUSIP:
                 ----------------------------------------------------



                 ----------------------------------------------------
                                                       25 CPR
                 ----------------------------------------------------
                   PRICE                        YIELD        DURATION
                 ----------------------------------------------------

                 101.781250                     4.75           2.65

                 ----------------------------------------------------
                 AVERAGE LIFE                           3.07128
                  FIRST PAY                            12/25/04
                  LAST PAY                             09/25/14
                 ----------------------------------------------------

TSY BM     3Mo    6Mo     2YR     3YR       5YR      10YR      30YR
----------------------------------------------------------------------
 Yield   1.7892  1.9808  2.582  42.8483   3.3313    4.0400     4.8062
Coupon                  2.3750   2.7500   3.3750    4.2500     5.3750
----------------------------------------------------------------------

LIB BM   1MO    2MO    3MO    6MO      1YR    2YR    3YR     4YR   5YR      7YR   8YR      9YR  10YR     12YR   15YR   20YR   30YR
------------------------------------------------------------------------------------------------------------------------------------
Yield  1.8400 1.9000 1.9600  2.1400  2.3900 2.9367 3.2778  3.5390 3.7527  4.1038 4.2406  4.3599 4.4642  4.6517 4.8655 5.0593 5.1419
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Wed, 24 Nov 2004, 11:36:05 EST
                                                              nstimola:SARM04-18


                            YIELD TABLE - BOND 1-A1

                    SARM 2004-18 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 11/30/04


                 ----------------------------------------------------
                            BOND SUMMARY - BOND 1-A1
                 ----------------------------------------------------

                 FIXED COUPON:    5.067          TYPE:      Fixed

                 ORIG BAL:        325,000,000

                 FACTOR:          1.0000000

                 FACTOR DATE:     11/25/04       NEXT PMT:  12/25/04

                 DELAY:           24             CUSIP:
                 ----------------------------------------------------



                 ----------------------------------------------------
                                                       25 CPR
                 ----------------------------------------------------
                   PRICE                        YIELD        DURATION
                 ----------------------------------------------------

                 101.849900                      3.90          1.78

                 ----------------------------------------------------
                 AVERAGE LIFE                           1.90783
                  FIRST PAY                            12/25/04
                  LAST PAY                             10/25/07
                 ----------------------------------------------------

TSY BM     3Mo    6Mo     2YR     3YR       5YR      10YR      30YR
----------------------------------------------------------------------
 Yield   1.7892  1.9808 2.5824   2.8483   3.3313    4.0400     4.8062
Coupon                  2.3750   2.7500   3.3750    4.2500     5.3750
----------------------------------------------------------------------

LIB BM   1MO    2MO    3MO    6MO      1YR    2YR    3YR     4YR   5YR      7YR   8YR      9YR  10YR     12YR   15YR   20YR   30YR
------------------------------------------------------------------------------------------------------------------------------------
Yield  1.8400 1.9000 1.9600  2.1400  2.3900 2.9367 3.2778  3.5390 3.7527  4.1038 4.2406  4.3599 4.4642  4.6517 4.8655 5.0593 5.1419
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.
                                                                        Page 1

Lehman Brothers                                   Wed, 24 Nov 2004, 11:33:10 EST
                                                              nstimola:SARM04-18

                             YIELD TABLE - BOND 1-A1

                    SARM 2004-18 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 11/30/04




                 ----------------------------------------------------
                            BOND SUMMARY - BOND 1-A1
                 ----------------------------------------------------

                 FIXED COUPON:    5.067          TYPE:      Fixed

                 ORIG BAL:        325,000,000

                 FACTOR:          1.0000000

                 FACTOR DATE:     11/25/04       NEXT PMT:  12/25/04

                 DELAY:           24             CUSIP:
                 ----------------------------------------------------



                 ----------------------------------------------------
                                                       25 CPR
                 ----------------------------------------------------
                   PRICE                        YIELD        DURATION
                 ----------------------------------------------------
                 101.843750                      3.90          1.78
                 101.859375                      3.89
                 101.875000                      3.88
                 ----------------------------------------------------
                 AVERAGE LIFE                           1.90783
                  FIRST PAY                            12/25/04
                  LAST PAY                             10/25/07
                 ----------------------------------------------------

TSY BM     3Mo    6Mo     2YR     3YR       5YR      10YR      30YR
----------------------------------------------------------------------
 Yield   1.7892  1.9808 2.5824   2.8483   3.3313    4.0400     4.8062
Coupon                  2.3750   2.7500   3.3750    4.2500     5.3750
----------------------------------------------------------------------

LIB BM   1MO    2MO    3MO    6MO      1YR    2YR    3YR     4YR   5YR      7YR   8YR      9YR  10YR     12YR   15YR   20YR   30YR
------------------------------------------------------------------------------------------------------------------------------------
Yield  1.8400 1.9000 1.9600  2.1400  2.3900 2.9367 3.2778  3.5390 3.7527  4.1038 4.2406  4.3599 4.4642  4.6517 4.8655 5.0593 5.1419
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.
                                                                        Page 1

Lehman Brothers                                   Wed, 24 Nov 2004, 11:33:10 EST
                                                              nstimola:SARM04-18

                             YIELD TABLE - BOND 1-A2

                    SARM 2004-18 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 11/30/04


                 ----------------------------------------------------
                            BOND SUMMARY - BOND 1-A2
                 ----------------------------------------------------

                 FIXED COUPON:    5.067          TYPE:      Fixed

                 ORIG BAL:        124,443,000

                 FACTOR:          1.0000000

                 FACTOR DATE:     11/25/04       NEXT PMT:  12/25/04

                 DELAY:           24             CUSIP:
                 ----------------------------------------------------



                 ----------------------------------------------------
                                                       25 CPR
                 ----------------------------------------------------
                   PRICE                        YIELD        DURATION
                 ----------------------------------------------------
                 101.921875                      3.86          1.78
                 101.953125                      3.84
                 101.984375                      3.82
                 ----------------------------------------------------
                 AVERAGE LIFE                           1.90783
                  FIRST PAY                            12/25/04
                  LAST PAY                             10/25/07
                 ----------------------------------------------------


TSY BM     3Mo    6Mo     2YR     3YR       5YR      10YR      30YR
----------------------------------------------------------------------
 Yield   1.7892  1.9808 2.5824   2.8483   3.3313    4.0400     4.8062
Coupon                  2.3750   2.7500   3.3750    4.2500     5.3750
----------------------------------------------------------------------

LIB BM   1MO    2MO    3MO    6MO      1YR    2YR    3YR     4YR   5YR      7YR   8YR      9YR  10YR     12YR   15YR   20YR   30YR
------------------------------------------------------------------------------------------------------------------------------------
Yield  1.8400 1.9000 1.9600  2.1400  2.3900 2.9367 3.2778  3.5390 3.7527  4.1038 4.2406  4.3599 4.4642  4.6517 4.8655 5.0593 5.1419
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Wed, 24 Nov 2004, 11:33:11 EST
                                                              nstimola:SARM04-18

                             YIELD TABLE - BOND 1-A3

                    SARM 2004-18 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 11/30/04

                 ----------------------------------------------------
                            BOND SUMMARY - BOND 1-A3
                 ----------------------------------------------------

                 FIXED COUPON:    5.067          TYPE:      Fixed

                 ORIG BAL:        3,595,000

                 FACTOR:          1.0000000

                 FACTOR DATE:     11/25/04       NEXT PMT:  12/25/04

                 DELAY:           24             CUSIP:
                 ----------------------------------------------------



                 ----------------------------------------------------
                                                       25 CPR
                 ----------------------------------------------------
                   PRICE                        YIELD        DURATION
                 ----------------------------------------------------
                 101.875000                      3.88         1.78
                 ----------------------------------------------------
                 AVERAGE LIFE                           1.90783
                  FIRST PAY                            12/25/04
                  LAST PAY                             10/25/07
                 ----------------------------------------------------


TSY BM     3Mo    6Mo     2YR     3YR       5YR      10YR      30YR
----------------------------------------------------------------------
 Yield   1.7892  1.9808 2.5824   2.8483   3.3313    4.0400     4.8062
Coupon                  2.3750   2.7500   3.3750    4.2500     5.3750
----------------------------------------------------------------------

LIB BM   1MO    2MO    3MO    6MO      1YR    2YR    3YR     4YR   5YR      7YR   8YR      9YR  10YR     12YR   15YR   20YR   30YR
------------------------------------------------------------------------------------------------------------------------------------
Yield  1.8400 1.9000 1.9600  2.1400  2.3900 2.9367 3.2778  3.5390 3.7527  4.1038 4.2406  4.3599 4.4642  4.6517 4.8655 5.0593 5.1419
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Wed, 24 Nov 2004, 11:33:11 EST
                                                              nstimola:SARM04-18

                             YIELD TABLE - BOND 2-A1

                    SARM 2004-18 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 11/30/04

                 ----------------------------------------------------
                            BOND SUMMARY - BOND 2-A1
                 ----------------------------------------------------

                 FIXED COUPON:    5.239          TYPE:      Fixed

                 ORIG BAL:        160,900,000

                 FACTOR:          1.0000000

                 FACTOR DATE:     11/25/04       NEXT PMT:  12/25/04

                 DELAY:           24             CUSIP:
                 ----------------------------------------------------



                 ----------------------------------------------------
                                                       25 CPR
                 ----------------------------------------------------
                   PRICE                        YIELD        DURATION
                 ----------------------------------------------------
                 101.562500                      4.45           2.26
                 ----------------------------------------------------
                 AVERAGE LIFE                           2.50455
                  FIRST PAY                            12/25/04
                  LAST PAY                             10/25/09
                 ----------------------------------------------------


TSY BM     3Mo    6Mo     2YR     3YR       5YR      10YR      30YR
----------------------------------------------------------------------
 Yield   1.7892  1.9808 2.5824   2.8483   3.3313    4.0400     4.8062
Coupon                  2.3750   2.7500   3.3750    4.2500     5.3750
----------------------------------------------------------------------

LIB BM   1MO    2MO    3MO    6MO      1YR    2YR    3YR     4YR   5YR      7YR   8YR      9YR  10YR     12YR   15YR   20YR   30YR
------------------------------------------------------------------------------------------------------------------------------------
Yield  1.8400 1.9000 1.9600  2.1400  2.3900 2.9367 3.2778  3.5390 3.7527  4.1038 4.2406  4.3599 4.4642  4.6517 4.8655 5.0593 5.1419
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Wed, 24 Nov 2004, 11:33:11 EST
                                                              nstimola:SARM04-18

                             YIELD TABLE - BOND 3-A1

                    SARM 2004-18 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 11/30/04


                 ----------------------------------------------------
                            BOND SUMMARY - BOND 3-A1
                 ----------------------------------------------------

                 FIXED COUPON:    5.466          TYPE:      Fixed

                 ORIG BAL:        329,827,000

                 FACTOR:          1.0000000

                 FACTOR DATE:     11/25/04       NEXT PMT:  12/25/04

                 DELAY:           24             CUSIP:
                 ----------------------------------------------------



                 ----------------------------------------------------
                                                       25 CPR
                 ----------------------------------------------------
                   PRICE                        YIELD        DURATION
                 ----------------------------------------------------
                 101.921875                      4.52          2.25
                 101.953125                      4.50
                 101.984375                      4.49
                 ----------------------------------------------------
                 AVERAGE LIFE                           2.50352
                  FIRST PAY                            12/25/04
                  LAST PAY                             10/25/09
                 ----------------------------------------------------

TSY BM     3Mo    6Mo     2YR     3YR       5YR      10YR      30YR
----------------------------------------------------------------------
 Yield   1.7892  1.9808 2.5824   2.8483   3.3313    4.0400     4.8062
Coupon                  2.3750   2.7500   3.3750    4.2500     5.3750
----------------------------------------------------------------------

LIB BM   1MO    2MO    3MO    6MO      1YR    2YR    3YR     4YR   5YR      7YR   8YR      9YR  10YR     12YR   15YR   20YR   30YR
------------------------------------------------------------------------------------------------------------------------------------
Yield  1.8400 1.9000 1.9600  2.1400  2.3900 2.9367 3.2778  3.5390 3.7527  4.1038 4.2406  4.3599 4.4642  4.6517 4.8655 5.0593 5.1419
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Wed, 24 Nov 2004, 11:33:12 EST
                                                              nstimola:SARM04-18

                             YIELD TABLE - BOND 3-A2

                    SARM 2004-18 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 11/30/04

                 ----------------------------------------------------
                            BOND SUMMARY - BOND 3-A2
                 ----------------------------------------------------

                 FIXED COUPON:    5.466          TYPE:      Fixed

                 ORIG BAL:        9,528,000

                 FACTOR:          1.0000000

                 FACTOR DATE:     11/25/04       NEXT PMT:  12/25/04

                 DELAY:           24             CUSIP:
                 ----------------------------------------------------



                 ----------------------------------------------------
                                                       25 CPR
                 ----------------------------------------------------
                   PRICE                        YIELD        DURATION
                 ----------------------------------------------------
                 100.843750                     4.99           2.23
                 100.875000                     4.98
                 100.906250                     4.96
                 ----------------------------------------------------
                 AVERAGE LIFE                           2.50352
                  FIRST PAY                            12/25/04
                  LAST PAY                             10/25/09
                 ----------------------------------------------------


TSY BM     3Mo    6Mo     2YR     3YR       5YR      10YR      30YR
----------------------------------------------------------------------
 Yield   1.7892  1.9808 2.5824   2.8483   3.3313    4.0400     4.8062
Coupon                  2.3750   2.7500   3.3750    4.2500     5.3750
----------------------------------------------------------------------

LIB BM   1MO    2MO    3MO    6MO      1YR    2YR    3YR     4YR   5YR      7YR   8YR      9YR  10YR     12YR   15YR   20YR   30YR
------------------------------------------------------------------------------------------------------------------------------------
Yield  1.8400 1.9000 1.9600  2.1400  2.3900 2.9367 3.2778  3.5390 3.7527  4.1038 4.2406  4.3599 4.4642  4.6517 4.8655 5.0593 5.1419
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Wed, 24 Nov 2004, 11:33:12 EST
                                                              nstimola:SARM04-18

                             YIELD TABLE - BOND 4-A1

                    SARM 2004-18 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 11/30/04

                 ----------------------------------------------------
                            BOND SUMMARY - BOND 4-A1
                 ----------------------------------------------------

                 FIXED COUPON:    5.190          TYPE:      Fixed

                 ORIG BAL:        65,575,000

                 FACTOR:          1.0000000

                 FACTOR DATE:     11/25/04       NEXT PMT:  12/25/04

                 DELAY:           24             CUSIP:
                 ----------------------------------------------------



                 ----------------------------------------------------
                                                       25 CPR
                 ----------------------------------------------------
                   PRICE                        YIELD        DURATION
                 ----------------------------------------------------
                 100.968750                      4.72          2.50
                 ----------------------------------------------------
                 AVERAGE LIFE                           2.83738
                  FIRST PAY                            12/25/04
                  LAST PAY                             10/25/11
                 ----------------------------------------------------




TSY BM     3Mo    6Mo     2YR     3YR       5YR      10YR      30YR
----------------------------------------------------------------------
 Yield   1.7892  1.9808 2.5824   2.8483   3.3313    4.0400     4.8062
Coupon                  2.3750   2.7500   3.3750    4.2500     5.3750
----------------------------------------------------------------------

LIB BM   1MO    2MO    3MO    6MO      1YR    2YR    3YR     4YR   5YR      7YR   8YR      9YR  10YR     12YR   15YR   20YR   30YR
------------------------------------------------------------------------------------------------------------------------------------
Yield  1.8400 1.9000 1.9600  2.1400  2.3900 2.9367 3.2778  3.5390 3.7527  4.1038 4.2406  4.3599 4.4642  4.6517 4.8655 5.0593 5.1419
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Wed, 24 Nov 2004, 11:33:12 EST
                                                              nstimola:SARM04-18

                             YIELD TABLE - BOND 4-A2

                    SARM 2004-18 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 11/30/04

                 ----------------------------------------------------
                            BOND SUMMARY - BOND 4-A2
                 ----------------------------------------------------

                 FIXED COUPON:    5.190          TYPE:      Fixed

                 ORIG BAL:        1,894,000

                 FACTOR:          1.0000000

                 FACTOR DATE:     11/25/04       NEXT PMT:  12/25/04

                 DELAY:           24             CUSIP:
                 ----------------------------------------------------



                 ----------------------------------------------------
                                                       25 CPR
                 ----------------------------------------------------
                   PRICE                        YIELD        DURATION
                 ----------------------------------------------------
                 100.531250                      4.89          2.49
                 ----------------------------------------------------
                 AVERAGE LIFE                           2.83738
                  FIRST PAY                            12/25/04
                  LAST PAY                             10/25/11
                 ----------------------------------------------------


TSY BM     3Mo    6Mo     2YR     3YR       5YR      10YR      30YR
----------------------------------------------------------------------
 Yield   1.7892  1.9808 2.5824   2.8483   3.3313    4.0400     4.8062
Coupon                  2.3750   2.7500   3.3750    4.2500     5.3750
----------------------------------------------------------------------

LIB BM   1MO    2MO    3MO    6MO      1YR    2YR    3YR     4YR   5YR      7YR   8YR      9YR  10YR     12YR   15YR   20YR   30YR
------------------------------------------------------------------------------------------------------------------------------------
Yield  1.8400 1.9000 1.9600  2.1400  2.3900 2.9367 3.2778  3.5390 3.7527  4.1038 4.2406  4.3599 4.4642  4.6517 4.8655 5.0593 5.1419
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.


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